UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 4, 2017

SPUTNIK ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-52366	52-2348956
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS Employer Identification No.)

10781 Satellite Blvd

Orlando, Florida 32837

(Address of principal executive offices)

321.303.0886

(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On October 4, 2017, the Company filed Certificate of Designation for a new Series B Convertible Preferred Stock.

On October 10, 2017, the Company filed Certificate of Designation for a new Series C Convertible Preferred Stock.

The Certificates of Designation for Series B Stock and Series C Stock which set forth the rights and preferences of each Series are filed as an exhibit hereto and should be referred to for a complete description of the rights and preferences.

Item 9.01. Exhibits

3.1	Series B Convertible Preferred Stock Certificate of Designation

3.2	Series C Convertible Preferred Stock Certificate of Designation

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Sputnik Enterprises, Inc.

Date: October 10, 2017	By:	/s/ Anthony Gebbia
Anthony Gebbia
Chief Executive Officer and Director

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